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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                               -----------------------

                                      FORM 8-K

                                    CURRENT REPORT
                         PURSUANT TO SECTIONS 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                    August 6, 1999
                   Date of Report (Date of earliest event reported)


                                 @ Entertainment, Inc.
-------------------------------------------------------------------------------
                (Exact name of Registrant as Specified in Charter)



          Delaware                    000-22877             06-1487156
-------------------------           -------------       -------------------
(State or Other Juris. of            (Commission           (IRS Employer
 Incorporation)                      File Number)        Identification No.)


                          One Commercial Plaza
                    Hartford, Connecticut 06103-3585
                    ------------------------------
                         (Address of Principal
                           Executive Offices)


                             (860) 549-1674
                     -------------------------------
                     (Registrant's telephone number,
                         including area code)

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Item 5. Other Events.

         This disclosure amends and supplements @ Entertainment, Inc.'s disclosure with respect to the tender offer (the "Offer") by Bison Acquisition Corp., a Delaware corporation (the "Purchaser") and wholly owned subsidiary of United Pan-Europe Communications N.V., a public company with limited liability incorporated under the laws of the Netherlands (the "Parent"), to purchase all of the issued and outstanding shares of common stock, value $.01 per share (the "Common Stock"), of @ Entertainment, Inc., a Delaware corporation (the "Company"), at a price of $19.00 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 8, 1999 and the related Letter of Transmittal, as amended from time to time.

         On August 6, 1999, the Purchaser reported that, it had accepted for payment a total of 33,701,073 Shares (including 31,208 Shares tendered pursuant to notices of guaranteed delivery) representing approximately 99% of the outstanding Shares. Any Shares not purchased in the Offer will be canceled and will become the right to receive $19.00 per Share when the merger of the Purchaser with and into the Company is completed. In addition the Purchaser has acquired 100% of the outstanding Series A and Series B 12% Cummulative Preference Shares of the Company.

         On Friday, August 6, 1999 Parent issued a press release announcing, among other things, the completion of the tender offer and the purchase of the Shares. The full text of the press release is set forth in Exhibit (a)(10) and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.

               Number            Description
               ------            -----------

                99.1             Press Release of Parent, dated August 6, 1999

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                                       2

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             @ Entertainment, Inc.



Date: August 6, 1999                     By:   /s/ DONALD MILLER-JONES
                                             --------------------------------
                                             By:  Donald Miller-Jones
                                             Its: Chief Financial Officer


                                      3

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                                  EXHIBIT INDEX

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

NUMBER   DESCRIPTION                                                        PAGE
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

 99.1    Press Release of Parent, dated August 6, 1999
